                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

        New York                                                   13-2774727
        (Jurisdiction of incorporation                             (I.R.S. Employer
        or organization if not a U.S.                              Identification No.)
        national bank)

        452 Fifth Avenue, New York, NY                             10018-2706
        (212) 525-5600                                             (Zip Code)
        (Address of principal executive offices)


                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                HAWK CORPORATION*
               (Exact name of obligor as specified in its charter)

        Delaware                                                   34-1608156
        (State or other jurisdiction                               (I.R.S. Employer
        of incorporation or organization)                          Identification No.)

        200 Public Square, Suite 30-5000
        Cleveland, Ohio                                            44114
        (216) 861-3553                                            (Zip Code)
        (Address of principal executive offices)



                                  Senior Notes
                         Guarantees of the Senior Notes
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS


                                                                    State or Other
                                                                    Jurisdiction of          I.R.S. Employer
Exact name of additional Registrant                                 Incorporation or         Identification
as specified in its charter                                         Organization             Number
----------------------------------                                  -----------------        ------
Allegheny Clearfield, Inc.                                          Pennsylvania             25-1408704
Friction Products Co.                                               Ohio                     34-1608009
Hawk Brake, Inc.                                                    Ohio                     34-1657454
Hawk MIM, Inc.                                                      Ohio                     34-1940518
Hawk Motors, Inc.                                                   Delaware                 31-1815526
Hawk Precision Components Group, Inc.                               Ohio                     30-0018123
Helsel, Inc.                                                        Delaware                 35-1957561
Logan Metal Stampings, Inc.                                         Ohio                     34-1608159
Net Shape Technologies LLC                                          Delaware                 34-1899581
Quarter Master Industries, Inc.                                     Delaware                 36-4323703
S.K. Wellman Holdings, Inc.                                         Delaware                 34-1805476
S.K. Wellman Corp.                                                  Delaware                 34-1804995
Sinterloy Corporation                                               Delaware                 31-1549254
Tex Racing Enterprises, Inc.                                        Delaware                 56-1323370

                                     General

Item 1. General Information.


                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.


                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits

Exhibit

T1A(i)                           (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)                          (1)    Certificate of the State of New York Banking Department dated
                                        December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                                Not applicable.

T1A(iv)                          (3)    Copy of the existing By-Laws of HSBC Bank USA as amended on April
                                        11, 2002.

T1A(v)                                  Not applicable.

T1A(vi)                          (2)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                                        Indenture Act of 1939.

T1A(vii)                                Copy of the latest report of condition
                                        of the trustee (December 31, 2001),
                                        published pursuant to law or the
                                        requirement of its supervisory or
                                        examining authority.

T1A(viii)                               Not applicable.

T1A(ix)                                 Not applicable.


        (1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

        (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

        (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 7th day of June 2002.



                                     HSBC BANK USA


                                     By:  /s/ Frank J. Godino
                                        --------------------------------------
                                              Frank J. Godino
                                              Vice President

                                                               EXHIBIT T1A (vii)

                                                                                Board of Governors of the Federal Reserve System
                                                                                OMB Number: 7100-0036
                                                                                Federal Deposit Insurance Corporation
                                                                                OMB Number: 3064-0052
                                                                                Office of the Comptroller of the Currency
                                                                                OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                              Expires March 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                Please refer to page i,
                                                                                Table of Contents, for
                                                                                the required disclosure
                                                                                of estimated burden.                    [1]

-----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2001  (19980930)
                                                  ------------
                                                  (RCRI 9999)



This report is required by law; 12 U.S.C.                             This report form is to be filed by banks with
Section 324 (State member banks); 12                                  branches and consolidated subsidiaries in U.S.
U.S.C. Section 1817 (State nonmember                                  territories and possessions, Edge or Agreement
banks); and 12 U.S.C. Section 161                                     subsidiaries, foreign branches, consolidated
(National banks).                                                     foreign subsidiaries, or International Banking
                                                                      Facilities.
NOTE: The Reports of Condition and Income
must be signed by an authorized officer and                           The Reports of Condition and Income are to be
the Report of Condition must be attested to                           prepared in accordance with Federal regulatory
by not less than two directors (trustees)                             authority instructions.
for State nonmember banks and three directors
for State member and National Banks.                                  We, the undersigned directors (trustees), attest
                                                                      to the correctness of this Report of Condition
I,  Gerald A. Ronning, Executive VP & Controller                      (including the supporting schedules) and declare
   -----------------------------------------------------              that it has been examined by us and to the best
     Name and Title of Officer Authorized to Sign Report              of our knowledge and belief has been prepared in
                                                                      conformance with the instructions issued by the
Of the named bank do hereby declare that                              appropriate Federal regulatory authority and is
these Reports of Condition and Income                                 true and correct.
(including the supporting schedules) been
prepared in conformance with the instructions
issued by the appropriate Federal regulatory
authority and are true to the best of my
knowledge and believe.


                                                                           /s/ Youssef Nasr
                                                                      -------------------------------------------------
                                                                      Director (Trustee)

   /s/ Gerald A. Ronning                                                   /s/ Bernard J. Kennedy
-----------------------------------------------                       -------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)

            2/14/02                                                       /s/ Sal H. Alfieri
-----------------------------------------------                       -------------------------------------------------
Date of Signature                                                     Director (Trustee)


------------------------------------------------------------------------------


SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and                   For electronic filing assistance, contact EDS Call
Income either:                                                        Report Services, 2150 N. Prospect Ave., Milwaukee,
                                                                      WI 53202, telephone (800) 255-1571.
(a)  in electronic form and then file the computer data
     file directly with the banking agencies' collection              To fulfill the signature and attestation requirement
     agent, Electronic Data System Corporation (EDS),                 for the Reports of Condition and Income for this report
     by modem or computer diskette; or                                date, attach this signature page to the hard-copy of the
                                                                      completed report that the bank places in its files.
b)   in hard-copy (paper) form and arrange for another
party to convert the paper report to automated form. That
party (if other than EDS) must transmit the bank's computer
data file to EDS.

------------------------------------------------------------------------------

FDIC Certificate Number           0   0    5   8   9


                                    (RCRI 9030)
http://WWW.BANKING.US.HSBC.COM                                HSBC Bank USA
---------------------------------------------------------     -------------------------------------------------------------------
    Primary Internet Web Address of Bank                      Legal Title of Bank (TEXT 9010)
    (Home Page), if any (TEXT 4087)
    ((Example:  www.examplebank.com)                          Buffalo
                                                              -------------------------------------------------------------------
                                                              City (TEXT 9130)

                                                              N.Y.                                                    14203
                                                              -------------------------------------------------------------------
                                                              State Abbrev. (TEXT 9200)                 ZIP Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                of  Buffalo
------------------------------------------------------------------------
 Name of Bank                                                  City


in the state of New York, at the close of business December 31, 2001


ASSETS
                                                                                                        Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                        -------------------
   Non-interest-bearing balances currency and coin                                                             $ 2,102,271
   Interest-bearing balances                                                                                     3,104,501
   Held-to-maturity securities                                                                                   4,341,263
   Available-for-sale securities                                                                                14,362,591
   Federal funds sold and securities purchased under agreements
        to resell                                                                                                3,744,624
Loans and lease financing receivables:
                                                                                                        -------------------
   Loans and leases held for sale                                                                              $ 3,138,108
                                                                                                        -------------------
                                                                          -------------------
   Loans and leases net of unearned income                                      $ 37,663,728
                                                                          -------------------
   LESS: Allowance for loan and lease losses                                         481,706
                                                                          -------------------            ------------------
   Loans and lease, net of unearned income, allowance, and reserve                                            $ 37,182,022
   Trading assets                                                                                                9,010,203
   Premises and fixed assets                                                                                       748,470
Other real estate owned                                                                                             16,750
Investments in unconsolidated subsidiaries                                                                         241,219
Customers' liability to this bank on acceptances outstanding                                                        95,864
Intangible assets: Goodwill                                                                                      2,237,582
Intangible assets: Other intangible assets                                                                         370,005
Other assets                                                                                                     3,534,907
Total assets                                                                                                    84,230,380
                                                                                                        -------------------

LIABILITIES

Deposits:
                                                                                                        -------------------
   In domestic offices                                                                                          37,067,334
                                                                                -------------           -------------------
   Non-interest-bearing                                                            5,371,379

   Interest-bearing                                                               31,695,955
                                                                                -------------           -------------------
In foreign offices                                                                                              21,152,909
                                                                                -------------           -------------------
   Non-interest-bearing                                                              428,252
   Interest-bearing                                                               20,724,657
                                                                                -------------           -------------------
Federal funds purchased and securities sold under agreements to repurchase                                         437,967
                                                                                                        -------------------

Trading Liabilities                                                                                              3,800,987
Other borrowed money                                                                                             8,004,150
Bank's liability on acceptances                                                                                     95,864
Subordinated notes and debentures                                                                                1,540,229
Other liabilities                                                                                                5,231,972
                                                                                                        -------------------
Total liabilities                                                                                               77,331,412
                                                                                                        -------------------
Minority Interests in consolidated Subsidiaries                                                                        172
                                                                                                        -------------------
EQUITY CAPITAL

                                                                                                        -------------------
Perpetual preferred stock and related surplus                                                                            -
Common Stock                                                                                                       205,000
Surplus                                                                                                          6,432,902
Retained earnings                                                                                                  165,520
Accumulated other comprehensive income                                                                              95,374
Other equity capital components                                                                                          -
Total equity capital                                                                                             6,898,796
Total liabilities, minority interests and equity capital                                                        84,230,380
                                                                                                        -------------------